Financial expense	12 Months Ended
Dec. 31, 2025
Financial expense
Financial expense

30.Financial expense

	For the year ended December 31
(in EUR 000)	2025	2024	2023
Fair value adjustment foreign currency swaps and forwards	—	353	90
Fair value adjustment synthetic warrants	—	35	—
Fair value adjustment prepayment option	21	15	—
Fair value adjustment convertible bond	51	—	—
Transaction costs convertible bond	3,149	—	—
Amortization day 1 loss convertible bond	106	—	—
Recoverable cash advances, Accretion of interest	1,079	1,037	990
Interest and bank charges	1,570	736	88
Interest on lease liabilities	121	150	129
Exchange differences	5,422	2,744	2,432
Total financial expense	11,519	5,070	3,729

The financial expenses increased by €6.4 million from €5.1 million for the year ended December 31, 2024 to €11.5 million for the year ended December 31, 2025 mainly due to an increase in exchange results by €2.5 million and an increase in interest and bank charges by €0.7 million.

The financial expenses increased by €1.3 million from €3.7 million for the year ended December 31, 2023 to €5.1 million for the year ended December 31, 2024 mainly due to an increase in fair value adjustments (note 20.1), an increase in interest and bank charges and an increase in exchange differences.

For the year ended December 31, 2025, exchange losses amount to €5.4 million which consist of €3.7 million realized exchange losses and €1.8 million unrealized exchange losses. The unrealized exchange result is mainly relate to the revaluation of both the Company’s USD cash balance and USD financial assets.

For the year ended December 31, 2024, exchange losses amount to €2.7 million which consist of €1.6 million realized exchange losses and €1.1 million unrealized exchange losses. The realized exchange result is mainly related to the USD financial assets that came to end in the first half of 2024. The unrealized exchange result is mainly driven by the monthly revaluation on balance sheet items such as bank balances and vendor payables.

The Company holds both EUR and USD balances, each used to settle expenses in their respective currencies.

While the Company does hedge a few transactions using swap contracts, the Company does not apply hedge accounting. The swap instruments are short-term and mainly used to manage transactional exposures in GBP, ILS, and CHF. Although GBP sales are expected to cover GBP costs going forward, some contracts have been used to address short-term needs. In addition, a few swaps were used to neutralize the currency impact of our USD-denominated T-bills, which were purchased using EUR balances for convenience, in line with the portfolio allocation approved by the board.

The main contributor to the exchange loss is explained by the fact that the majority of the cash held by the Belgian subsidiary is held in USD to cover future USD expenses. As a result, the recent appreciation of the euro, approximately 13% between January 1 and December 31, 2025, has led to a significant unrealized FX loss upon translation of USD cash to the functional currency of the subsidiary which is EUR.

The discounting impact of the recoverable cash advances is further detailed in note 18.1.

The fair value adjustment foreign currency swaps and forwards relates to the fair value adjustment on foreign currency swaps and forwards. More information can be found in note 21.1.

The increase in interest and bank charges for the year ended December 31, 2025 can be explained by the interest charge on the EIB financial debt. The fair value adjustments of synthetic warrants and prepayment option are also related to the EIB loan facility agreement. More information can be found in note 18.2.

More information on the fair value adjustment on the convertible bond, the amortization of the day 1 loss and the transaction costs related to the convertible bond can be found in note 18.3.